UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2017 (March 1, 2017)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2017, General Dynamics Corporation issued a press release announcing that Kimberly A. Kuryea, who has been vice president and controller of the company since 2011, has been appointed as senior vice president, Human Resources and Administration, and William A. Moss, who has been staff vice president, Internal Audit of the company since 2015, has been appointed as vice president and controller. The appointments are effective April 1, 2017.

A copy of a press release issued by the company is attached as Exhibit 99.1 to this Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	General Dynamics press release dated March 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ GREGORY S. GALLOPOULOS
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary
(Authorized Officer)

Dated: March 1, 2017